BLUE SPHERE CORP. GLOBAL SHARE INCENTIVE PLAN (2010)
NOTICE OF GRANT

March 3, 2010

Dear Mr. Shmuel Keshet,

I am pleased to inform you that the Board of Directors of Blue Sphere Corp. (the "Company") has decided to grant you the following shares of common stock of the Company, par value $0.001 each, subject to the terms and conditions of the Plan (including the Appendix for Israeli Taxpayers, which was submitted to the ITA on April 12, 2010, the Employment Agreement (as defined herein) and your Option Award Agreement, as follows:

Type of Grant:	Section 102 – Capital Gains Track
Total Number of Shares covered by this Grant:	8,321,917
Date of Grant:	March 3, 2010
Vesting Schedule:	(a) Subject to the terms of early termination specified in your Option Award Agreement and the Employment Agreement, commencing on the Commencement Date, the Shares underlying the Options shall vest in equal quarterly installments every three months during the period that you serve as an employee, with each installment equal to 12.5% of the Shares granted. The installments will be cumulative (i.e., this Option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option). Other than as provided in this Notice, Shares issued on exercise of the Option may not be sold until the date that is two years after the Effective Date. (b) Notwithstanding the foregoing, all of the Shares underlying the Option shall immediately vest upon: (i) the Company ending your employment pursuant to paragraph 5.3 of the Employment Agreement without cause; or (ii) an event of a merger or acquisition by a third party of substantially all the Company or other "exit event" for all shareholders of the Company (each such event an "Exit"), upon which Exit you will be entitled to exercise the Option and join with customary rights of "tag-along" and shall consequently be entitled to sell the entirety of your Shares at the Exit price per share of the selling shareholders in such Exit. Notwithstanding section (ii) above, in the event of an Exit where you are requested to remain employed by the Company on terms no less favorable to you than under the Employment Agreement but you refuse to remain so employed, your Stock Options will vest as per paragraph (a) hereof.
Special Terms:	This Option Grant shall expire, and all rights hereunder to purchase the Shares shall terminate, two (2) years from the Commencement Date or, if earlier, upon the date and for the reasons specified in your Option Agreement or in this Notice. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the relationship between you and it.

All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the Plan (including the Appendix for Israeli Taxpayers), the Employment Agreement between you and the Company dated March 3, 2010 (the "Employment Agreement") or your Option Award Agreement and the Trust Agreement, as applicable. The terms and conditions governing your grant are set forth in the Plan (including the Appendix for Israeli Taxpayers) and the Option Award Agreement. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Stock Option Agreement and the Trust Agreement, and hereby accepts the Option subject to all of their terms and conditions. The company hereby encourages you to consult with legal counsel including tax practitioners regarding the legal and tax ramifications of the granting, holding, exercise and sale of options and/or stocks. This grant is contingent upon your execution of the Option Award Agreement.

Congratulations.

Yours truly,

Cally Ka Lai Lai
Blue Sphere Corp.

CW3259573.2

Blue Sphere Corp. Global Share Incentive Plan (2010)
Notice of Grant

March 3, 2010

Dear Mr. Shlomo Palas,

I am pleased to inform you that the Board of Directors of Blue Sphere Corp. (the "Company") has decided to grant you the following shares of common stock of the Company, par value $0.001 each, subject to the terms and conditions of the Plan (including the Appendix for Israeli Taxpayers, which was submitted to the ITA on April 12, 2010, the Employment Agreement (as defined herein) and your Option Award Agreement, as follows:

Type of Grant:	Section 102 – Capital Gains Track
Total Number of Shares covered by this Grant:	8,321,917
Date of Grant:	March 3, 2010
Vesting Schedule:	(a) Subject to the terms of early termination specified in your Option Award Agreement and the Employment Agreement, commencing on the Commencement Date, the Shares underlying the Options shall vest in equal quarterly installments every three months during the period that you serve as an employee, with each installment equal to 12.5% of the Shares granted. The installments will be cumulative (i.e., this Option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option). Other than as provided in this Notice, Shares issued on exercise of the Option may not be sold until the date that is two years after the Effective Date. (b) Notwithstanding the foregoing, all of the Shares underlying the Option shall immediately vest upon: (i) the Company ending your employment pursuant to paragraph 5.3 of the Employment Agreement without cause; or (ii) an event of a merger or acquisition by a third party of substantially all the Company or other "exit event" for all shareholders of the Company (each such event an "Exit"), upon which Exit you will be entitled to exercise the Option and join with customary rights of "tag-along" and shall consequently be entitled to sell the entirety of your Shares at the Exit price per share of the selling shareholders in such Exit. Notwithstanding section (ii) above, in the event of an Exit where you are requested to remain employed by the Company on terms no less favorable to you than under the Employment Agreement but you refuse to remain so employed, your Stock Options will vest as per paragraph (a) hereof.
Special Terms:	This Option Grant shall expire, and all rights hereunder to purchase the Shares shall terminate, two (2) years from the Commencement Date or, if earlier, upon the date and for the reasons specified in your Option Agreement or in this Notice. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the relationship between you and it.

All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the Plan (including the Appendix for Israeli Taxpayers), the Employment Agreement between you and the Company dated March 3, 2010 (the "Employment Agreement") or your Option Award Agreement and the Trust Agreement, as applicable. The terms and conditions governing your grant are set forth in the Plan (including the Appendix for Israeli Taxpayers) and the Option Award Agreement. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Stock Option Agreement and the Trust Agreement, and hereby accepts the Option subject to all of their terms and conditions. The company hereby encourages you to consult with legal counsel including tax practitioners regarding the legal and tax ramifications of the granting, holding, exercise and sale of options and/or stocks. This grant is contingent upon your execution of the Option Award Agreement.

Congratulations.

Yours truly,

Cally Ka Lai Lai
Blue Sphere Corp.

BLUE SPHERE CORP. GLOBAL SHARE INCENTIVE PLAN (2010)
NOTICE OF GRANT

March 3, 2010

Dear Mr. Eli Weinberg,

I am pleased to inform you that the Board of Directors of Blue Sphere Corp. (the "Company") has decided to grant you the following shares of common stock of the Company, par value $0.001 each, subject to the terms and conditions of the Plan (including the Appendix for Israeli Taxpayers, which was submitted to the ITA on April 12, 2010, the Employment Agreement (as defined herein) and your Option Award Agreement, as follows:

Type of Grant:	Section 102 – Capital Gains Track
Total Number of Shares covered by this Grant:	8,321,917
Date of Grant:	March 3, 2010
Vesting Schedule:	(a) Subject to the terms of early termination specified in your Option Award Agreement and the Employment Agreement, commencing on the Commencement Date, the Shares underlying the Options shall vest in equal quarterly installments every three months during the period that you serve as an employee, with each installment equal to 12.5% of the Shares granted. The installments will be cumulative (i.e., this Option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option). Other than as provided in this Notice, Shares issued on exercise of the Option may not be sold until the date that is two years after the Effective Date. (b) Notwithstanding the foregoing, all of the Shares underlying the Option shall immediately vest upon: (i) the Company ending your employment pursuant to paragraph 5.3 of the Employment Agreement without cause; or (ii) an event of a merger or acquisition by a third party of substantially all the Company or other "exit event" for all shareholders of the Company (each such event an "Exit"), upon which Exit you will be entitled to exercise the Option and join with customary rights of "tag-along" and shall consequently be entitled to sell the entirety of your Shares at the Exit price per share of the selling shareholders in such Exit. Notwithstanding section (ii) above, in the event of an Exit where you are requested to remain employed by the Company on terms no less favorable to you than under the Employment Agreement but you refuse to remain so employed, your Stock Options will vest as per paragraph (a) hereof.
Special Terms:	This Option Grant shall expire, and all rights hereunder to purchase the Shares shall terminate, two (2) years from the Commencement Date or, if earlier, upon the date and for the reasons specified in your Option Agreement or in this Notice. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the relationship between you and it.

All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the Plan (including the Appendix for Israeli Taxpayers), the Employment Agreement between you and the Company dated March 3, 2010 (the "Employment Agreement") or your Option Award Agreement and the Trust Agreement, as applicable. The terms and conditions governing your grant are set forth in the Plan (including the Appendix for Israeli Taxpayers) and the Option Award Agreement. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Stock Option Agreement and the Trust Agreement, and hereby accepts the Option subject to all of their terms and conditions. The company hereby encourages you to consult with legal counsel including tax practitioners regarding the legal and tax ramifications of the granting, holding, exercise and sale of options and/or stocks. This grant is contingent upon your execution of the Option Award Agreement.

Congratulations.

Yours truly,

Cally Ka Lai Lai
Blue Sphere Corp.

CW3259565.2

(a) execute and deliver for and on behalf of the Company under the common seal of the Company or otherwise, all agreements, directions, certificates, acknowledgements, instructions, receipts, instruments and other documents of any kind whatsoever in such form and with such amendments or variations as the Authorized Signatory deems necessary, appropriate or expedient in the circumstances, and

(b) do or cause to be done all such other acts or things for or on behalf of the Company as may be, in the Authorized Signatory's sole discretion, necessary, appropriate or expedient in the circumstances,

for the purpose of giving effect to these resolutions and the completion of the matters contemplated herein and the execution and delivery by the Authorized Signatory of any agreement, direction, certificate, acknowledgement, instruction, receipt, instrument or other document of any kind whatsoever in the name of or on behalf of the Company in connection with any transaction or matter contemplated by these resolutions shall be binding on the Company and shall be conclusively presumed to be the act of the Company; and

9. These resolutions may be signed by the directors in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy shall be deemed to be an original), and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

CALLY KA LAI LAI	WEI XIANG ZENG

5. These resolutions may be signed by the directors in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy shall be deemed to be an original), and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

CALLY KA LAI LAI

WEI XIANG ZENG

4. These resolutions may be signed by the directors in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy shall be deemed to be an original), and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

CALLY KA LAI LAI	WEI XIANG ZENG